SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                           _____________________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of report (date of earliest event reported):  March 4, 1998


                        PARK ELECTROCHEMICAL CORP.
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          (Exact Name of Registrant as Specified in Its Charter)


         New York                       1-4415          11-1734643
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(State or other Jurisdiction  (Commission              (IRS Employer
      of Incorporation)       File Number)            Identification No.)


  5 Dakota Drive, Lake Success,         New York                   11042
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(Address of Principal Executive Offices)                   (Zip Code)


                              (516) 354-4100
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                      Registrant's Telephone Number,
                            Including Area Code


                                    N/A
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        Former Name or Former Address, if Changed Since Last Report











                        Exhibit Index is on Page 4
                             Page 1 of 6 Pages
Item 5      Other Events.

            On March 4, 1998, Park Electrochemical Corp. (the "Company") announced that it had been informed by its largest customer, Delco Electronics Corporation, that Delco plans to close down its printed circuit board fabrication plant and completely exit the printed circuit board manufacturing business over the next several months. The Company's news release dated March 4, 1998 is filed as Exhibit 99 hereto and is incorporated herein by reference.


Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits:

                  Exhibit
                  Number

                  99.   News Release dated March 4, 1998.



































                                 SIGNATURE




            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARK ELECTROCHEMICAL CORP.



Date:  March 5, 1998                By:/s/ Stephen E. Gilhuley
                                       Name: Stephen E. Gilhuley
                                       Title: Secretary





































                               EXHIBIT INDEX




Number
Exhibit       Description                                  Page

99            News Release dated March 4, 1998               5